Exhibit 99.1

KPMG LLP 345 Park Avenue New York, NY 10154-0102
Independent Accountants’ Report on Applying Agreed-Upon Procedures
Kubota Credit Corporation, U.S.A. (the “Company”)
MUFG Securities Americas Inc.
SMBC Nikko Securities America, Inc.
(together, the “Specified Parties”)
Re: Kubota Credit Owner Trust 2021-2 – Data File Procedures
We have performed the procedures described below on the specified attributes identified in an electronic data file entitled “KCOT 2021-2 Collateral Report.xlsx” provided by the Company on June 14, 2021, containing information on 26,838 retail installment contracts (the “Contracts”) as of May 31, 2021 (the “Data File”), which we were informed are intended to be included as collateral in the offering by Kubota Credit Owner Trust 2021-2. The Company is responsible for the specified attributes identified by the Company in the Data File.
The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.
The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $0.01 and 0.01%, respectively.
•
The term “Contract Documents” means: copies of retail installment contracts, credit reports, UCC-1 filings, an equipment mapping file (“Equipment Type and Series.xlsx”), and internal system screenshots provided by the Company. We make no representation regarding the execution of the Contract Documents by the borrower(s) or the validity of the borrower(s) signature(s).

The procedures and the associated findings are as follows:
A.
The Company instructed us to select a random sample of 125 Contracts from the Data File (the “Selected Contracts”). For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Contracts we were instructed to randomly select from the Data File.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

B.
For each Selected Contract, as instructed by the Company, we compared or recomputed the specified attributes listed below to or using the corresponding information in the Contract Documents. The Specified Parties indicated that the absence of any of the specified documents in the Contract Documents or the inability to agree the indicated information from the Data File to the Contract Documents for each of the attributes identified, utilizing the instructions provided by the Company, as applicable, constituted an exception. The Contract Documents are listed in the order of priority until such attribute was agreed.

Attribute	Contract Document(s) / Instructions
LOAN NUMBER (“Loan identification number”)	Retail installment contract
ORIGINATION DATE (“Origination date”)	Retail installment contract
LOAN APR (“Original interest rate”)	Retail installment contract
PAYMENT FREQUENCY (“Payment frequency”)	Retail installment contract
ORIGINAL LOAN AMOUNT (“Original principal balance”)	Retail installment contract, internal system screenshots
PAYMENT AMOUNT (“Original (first) payment amount”)	Retail installment contract
FIRST PAYMENT DATE (“Original (first) payment date”)	Retail installment contract
NEW_USED_IND (“Equipment use (new/used)”)	Retail installment contract
SEGMENT (“Equipment type (agricultural/construction/turf)”)	Retail installment contract, equipment mapping file
FICO (“Credit bureau score”)	Credit report, internal system screenshots
CUSTOMER NAME (“Customer name”)	Retail installment contract, UCC-1 filing
CUST STATE (“Customer billing state”)	Retail installment contract (Customer State), internal system screenshots
ORIG TERM ("Original term to maturity")	Recompute as the number of months between (i) First Payment Date (MMDDYY), and (ii) Maturity Date (MMDDYY)

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.
The procedures performed were applied based on the information indicated in the Data File and Contract Documents, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information or instructions provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Contract Documents which were used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).
The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.
/s/ KPMG LLP
New York, New York
July 2, 2021